Exhibit 21.1

SITE CENTERS CORP.

LIST OF SUBSIDIARIES/AFFILIATES

3030 North Broadway LLC, an Illinois limited liability company

AIP Office Flex II LLC, an Ohio limited liability company

American Industrial Properties REIT, a Texas real estate investment trust

American Property Protection Company, a Vermont corporation

Bandera Pointe Investment LLC, a Delaware limited liability company

BG Toledo, LLC, an Ohio limited liability company

Black Cherry Limited Liability Company, a Colorado limited liability company

BRE DDR BR Midtowne SC LLC, a Delaware limited liability company

BRE DDR BR White Oak VA LLC, a Delaware limited liability company

BRE DDR Carillon Place LLC, a Delaware limited liability company

BRE DDR Connecticut Commons LLC, a Delaware limited liability company

BRE DDR Cool Springs Pointe LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center I LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center II LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Triangles LLC, a Delaware limited liability company

BRE DDR Crocodile Holdings LLC, a Delaware limited liability company

BRE DDR Crocodile Property Holdco LLC, a Delaware limited liability company

BRE DDR Crocodile Silver Spring Square Trust, a Delaware statutory trust

BRE DDR Crocodile Sycamore Plaza LLC, a Delaware limited liability company

BRE DDR Fairfax Town Center LLC, a Delaware limited liability company

BRE DDR Flatacres Marketplace LLC, a Delaware limited liability company

BRE DDR Homart Holdings LLC, a Delaware limited liability company

BRE DDR IVA Ashbridge PA LLC, a Delaware limited liability company

BRE DDR IVA Concourse FL LLC, a Delaware limited liability company

BRE DDR IVA Hub NY LLC, a Delaware limited liability company

BRE DDR IVA Southmont PA LLC, a Delaware limited liability company

BRE DDR IVB Echelon NJ LLC, a Delaware limited liability company

BRE DDR IVB Larkin’s PA LLC, a Delaware limited liability company

BRE DDR Lake Brandon Village LLC, a Delaware limited liability company

BRE DDR Longhorn II Holdings LLC, a Delaware limited liability company

BRE DDR Longhorn II Mezz Borrower LLC, a Delaware limited liability company

BRE DDR Merriam Town Center LLC, a Delaware limited liability company

BRE DDR Parker Pavilions LLC, a Delaware limited liability company

BRE DDR Retail Holdings LLC, a Delaware limited liability company

BRE DDR Retail Mezz 1 LLC, a Delaware limited liability company

BRE DDR Retail Mezz 2 LLC, a Delaware limited liability company

BRE DDR Retail Parent LLC, a Delaware limited liability company

BRE DDR Shoppers World LLC, a Delaware limited liability company

BRE DDR TRS LLC, a Delaware limited liability company

BRE DDR Venice Holdings LLC, a Delaware limited liability company

BRE DDR Woodfield Village LLC, a Delaware limited liability company

Buffalo-Norfolk Associates, L.L.P., a Virginia limited liability company  (inactive but not dissolved)

Canal TC LLC, a Delaware limited liability company

Chelmsford Associates LLC, a Delaware limited liability company

Coventry Real Estate Partners, Ltd., an Ohio limited liability company

DD Community Centers Eight, Inc., a Delaware corporation

DDR 2008 Portfolio LLC, a Delaware limited liability company

DDR 3030 Holdco LLC, a Delaware limited liability company

DDR Arrowhead Crossing OP LLC, a Delaware limited liability company

DDR Asset Management LLC, a Delaware limited liability company

DDR Bandera LLC, a Delaware limited liability company

DDR Bandera GP LLC, a Delaware limited liability company

DDR Bandera GP II LLC, a Delaware limited liability company

DDR Bandera LP II LLC, a Delaware limited liability company

DDR Beachwood Headquarters LLC, a Delaware limited liability company

DDR Belgate Holdings LLC, a Delaware limited liability company

DDR Belgate LP, a Delaware limited partnership

DDR Buena Park Place Holdings LLC, a Delaware limited liability company

DDR Buena Park Place LP, a Delaware limited partnership

DDR Builders LLC, a Delaware limited liability company

DDR Builders Utah Inc., a Utah corporation

DDR BV Holdings LLC, a Delaware limited liability company

DDR BV Holdings II LLC, a Delaware limited liability company

DDR BV Holdings III LLC, a Delaware limited liability company

DDR BV Holdings IV LLC, a Delaware limited liability company

DDR BV Preferred Holdings LLC, a Delaware limited liability company

DDR BV Preferred Holdings IV LLC, a Delaware limited liability company

DDR CA Holdings LLC, a Delaware limited liability company

DDR Canada Ventures Holding Inc., a Delaware corporation

DDR Canada Ventures Inc., an Ontario corporation

DDR Carolina Pavilion LP, a Delaware limited partnership

DDR Continental Inc., an Ohio corporation

DDR Continental LP, an Ohio limited partnership

DDR Cotswold LP, a Delaware limited partnership

DDR CP Holdings LLC, a Delaware limited liability company

DDR Creekside LP, a Delaware limited partnership

DDR Creekside Tenant LP, a Delaware limited partnership

DDR CRV Portfolio LLC, S.E., a Delaware limited liability company

DDR DB Kyle LP, a Texas limited partnership

DDR DB SA Phase II LP, a Texas limited partnership

DDR DB SA Ventures LP, a Texas limited partnership

DDR DB Stone Oak LP, a Texas limited partnership

DDR DB Terrell LP, a Texas limited partnership

DDR Deer Park Town Center LLC, an Ohio limited liability company

DDR DownREIT LLC, an Ohio limited liability company

DDR Easton Holdings LLC, a Delaware limited liability company

DDR Easton Market OP LLC, a Delaware limited liability company

DDR Family Centers I, Inc., an Ohio corporation

DDR Family Centers LP, a Delaware limited partnership

DDR GC Ventures LLC, a Delaware limited liability company

DDR GLH GP Holdings II LLC, a Delaware limited liability company

DDR Guilford LLC, a Delaware limited liability company

DDR Hendon Nassau Park II LP, a Georgia limited partnership

DDR Highland Village LP, a Delaware limited partnership

DDR IRR Acquisition LLC, a Delaware limited liability company

DDR KM Shopping Center LLC, a Delaware limited liability company

DDR Kyle Holdings LLC, a Delaware limited liability company

DDR Lake Brandon Plaza LLC, a Delaware limited liability company

DDR LH2 Mezz LLC, a Delaware limited liability company

DDR Major Mac Richmond GP Inc., an Ontario corporation

DDR Major Mac Richmond Limited Partnership, an Ontario limited partnership

DDR Major Mac Richmond OPCO ULC, an Alberta unlimited liability company

DDR Management LLC, a Delaware limited liability company

DDR Manatee Liquidating Holdco 1 LLC, a Delaware limited liability company

DDR Manatee Master GP LLC, a Delaware limited liability company

DDR Manatee Master LP, a Delaware limited partnership

DDR Maxwell LLC, a Delaware limited liability company

DDR Maxwell JV LLC, a Delaware limited liability company

DDR MCH East LLC, a Delaware limited liability company

DDR MCH East II LLC, a Delaware limited liability company

DDR MCH West LLC, a Delaware limited liability company

DDR Melbourne LLC, a Delaware limited liability company

DDR Merriam Village LLC, a Delaware limited liability company

DDR Miami Avenue, LLC, a Delaware limited liability company

DDR Mid-Atlantic Management Corp., a Delaware corporation

DDR MM Mezz LLC, a Delaware limited liability company

DDR MV City Center LLC, a Delaware limited liability company

DDR Nampa Cinema LLC, a Delaware limited liability company

DDR Nassau Park II Inc., an Ohio corporation

DDR Nassau Pavilion Associates LP, a Georgia limited partnership

DDR Nassau Pavilion Inc., an Ohio corporation

DDR NC Holdings LLC, a Delaware limited liability company

DDR NJ Liquor License LLC, a Delaware limited liability company

DDR Northern GL West BF LLC, a Delaware limited liability company

DDR Northern GL West TE Co., a Delaware corporation

DDR Northern GL West Trust, a Delaware statutory trust

DDR Northern Richmond Hill BF LLC, a Delaware limited liability company

DDR Northern Richmond Hill TE Co., a Delaware corporation

DDR Northern Richmond Hill Trust, a Delaware statutory trust

DDR Office Flex Corporation, a Delaware corporation

DDR Office Flex LP, an Ohio limited partnership

DDR OG Holdings LLC, a Delaware limited liability company

DDR Ohio Opportunity II LLC, an Ohio limited liability company

DDR Orlando LLC, a Delaware limited liability company

DDR PA Trustee LLC, a Delaware limited liability company

DDR Paradise LLC, an Ohio limited liability company

DDR Perimeter Holdings LLC, a Delaware limited liability company

DDR Perimeter Pointe LLC, a Delaware limited liability company

DDR Pool 3 Holdings LLC, a Delaware limited liability company

DDR PR GC Ventures LLC, a Delaware limited liability company

DDR PR Ventures LLC, S.E., a Delaware limited liability company

DDR PR Ventures II LLC, a Delaware limited liability company

DDR Prado LLC, a Delaware limited liability company

DDR Property Management LLC, a Delaware limited liability company

DDR PTC LLC, a Delaware limited liability company

DDR PTC Outparcel LLC, a Delaware limited liability company

DDR Realty Company, a Maryland Real Estate Investment Trust

DDR Retail Real Estate Limited Partnership, an Illinois limited partnership

DDR Sharon Greens LLC, a Delaware limited liability company

DDR Site Work LLC, a Delaware limited liability company

DDR/SKW Grayslake LLC, a Delaware limited liability company

DDR Snellville Holdings LLC, a Delaware limited liability company

DDR Southeast East Hanover, L.L.C., a Delaware limited liability company

DDR Southeast Edgewater, L.L.C., a Delaware limited liability company

DDR Southeast Fountains, L.L.C., a Delaware limited liability company

DDR Southeast Loisdale, L.L.C., a Delaware limited liability company

DDR Southeast Property Management Corp., a Delaware corporation

DDR Southeast Retail Acquisitions, L.L.C., a Delaware limited liability company

DDR Southeast Retail Real Estate Manager, L.L.C., a Delaware limited liability company

DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company

DDR Southeast Short Pump, L.L.C., a Delaware limited liability company

DDR Southeast Snellville, L.L.C., a Delaware limited liability company

DDR Southeast Southlake LP, a Delaware limited partnership

DDR Southeast SP Outlot 1, L.L.C., a Delaware limited liability company

DDR Southeast Spring Mall, L.L.C., a Delaware limited liability company

DDR Southeast Windsor, L.L.C., a Delaware limited liability company

DDR Southern Management Corp., a Delaware corporation

DDR Stone Oak Holdings LLC, a Delaware limited liability company

DDR TC LLC, a Delaware limited liability company

DDR Terrell Holdings LLC, a Delaware limited liability company

DDR TRS Lender LLC, a Delaware limited liability company

DDR TX Holdings LLC, a Delaware limited liability company

DDR Urban, Inc, a Delaware corporation

DDR Urban LP, a Delaware limited partnership

DDR Van Ness, Inc., an Ohio corporation

DDR/Van Ness Operating Company, L.P., a Delaware limited partnership

DDR Wando Crossing LLC, a Delaware limited liability company

DDR Waterstone LLC, a Delaware limited liability company

DDR WF Holdings LLC, a Delaware limited liability company

DDR WF Oakland LP, a Delaware limited partnership

DDR Winter Garden LLC, a Delaware limited liability company

DDRA Arrowhead Crossing LLC, a Delaware limited liability company

DDRA Community Centers Eight, L.P., a Delaware limited partnership

DDRA Tanasbourne Town Center LLC, a Delaware limited liability company

DDRC Gateway LLC, a Delaware limited liability company

DDRM Apple Blossom Corners LLC, a Delaware limited liability company

DDRM Casselberry Commons LLC, a Delaware limited liability company

DDRM Chickasaw Trails Shopping Center LLC, a Delaware limited liability company

DDRM Cofer Crossing LLC, a Delaware limited liability company

DDRM Countryside LLC, a Delaware limited liability company

DDRM Creekwood Crossing LLC, a Delaware limited liability company

DDRM Crossroads Plaza LLC, a Delaware limited liability company

DDRM Derby Square LLC, a Delaware limited liability company

DDRM Fayetteville Pavilion LLC, a Delaware limited liability company

DDRM Flamingo Falls LLC, a Delaware limited liability company

DDRM Hairston Crossing LLC, a Delaware limited liability company

DDRM Harundale Plaza LLC, a Delaware limited liability company

DDRM Heather Island Plaza LLC, a Delaware limited liability company

DDRM Highland Grove LLC, a Delaware limited liability company

DDRM Hilliard Rome LLC, a Delaware limited liability company

DDRM Hilliard Rome SPE LLC, a Delaware limited liability company

DDRM Hilltop Plaza GP LLC, a Delaware limited liability company

DDRM Hilltop Plaza LP, a Delaware limited partnership

DDRM Holdings Pool 1 LLC, a Delaware limited liability company

DDRM Holdings Pool 2 LLC, a Delaware limited liability company

DDRM Holdings Pool 3 LLC, a Delaware limited liability company

DDRM Meadowmont Village Center LLC, a Delaware limited liability company

DDRM Midway Plaza LLC, a Delaware limited liability company

DDRM North Pointe Plaza LLC, a Delaware limited liability company

DDRM Northlake Commons LLC, a Delaware limited liability company

DDRM Oviedo Park Crossing LLC, a Delaware limited liability company

DDRM Properties LLC, a Delaware limited liability company

DDRM River Run LLC, a Delaware limited liability company

DDRM Riverdale Shops LLC, a Delaware limited liability company

DDRM Riverstone Plaza LLC, a Delaware limited liability company

DDRM Sexton Commons LLC, a Delaware limited liability company

DDRM Sheridan Square LLC, a Delaware limited liability company

DDRM Shoppes at New Tampa LLC, a Delaware limited liability company

DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company

DDRM Shoppes of Ellenwood LLC, a Delaware limited liability company

DDRM Shoppes of Golden Acres LLC, a Delaware limited liability company

DDRM Shops at Oliver's Crossing LLC, a Delaware limited liability company

DDRM Skyview Plaza LLC, a Delaware limited liability company

DDRM Springfield Commons LLC, a Delaware limited liability company

DDRM Village Square at Golf LLC, a Delaware limited liability company

DDRM West Falls Plaza LLC, a Delaware limited liability company

DDR-SAU Atlanta Brookhaven, L.L.C., a Delaware limited liability company

DDR-SAU Atlanta Cascade, L.L.C., a Delaware limited liability company

DDR-SAU Atlanta Cascade Corners, L.L.C., a Delaware limited liability company

DDR-SAU Canton Hickory, L.L.C., a Delaware limited liability company

DDR-SAU Decatur Flat Shoals, L.L.C., a Delaware limited liability company

DDR-SAU Greenville Pointe, L.L.C., a Delaware limited liability company

DDR-SAU Lewandowski, L.L.C., a Delaware limited liability company

DDR-SAU Memphis American Way, L.L.C., a Delaware limited liability company

DDR-SAU Morristown Crossroads, L.L.C., a Delaware limited liability company

DDR-SAU Myrtle Beach Carolina Forest, L.L.C., a Delaware limited liability company

DDR-SAU Myrtle Beach Carolina Forest Outparcels, L.L.C., a Delaware limited liability company

DDR-SAU Retail Fund, L.L.C., a Delaware limited liability company

DDR-SAU Stone Mountain Deshon, L.L.C., a Delaware limited liability company

DDR-SAU Virginia Beach Republic, L.L.C., a Delaware limited liability company

Developers Diversified Centennial Promenade LP, an Ohio limited partnership

Developers Diversified of Mississippi, Inc., an Ohio corporation

Diversified Construction LLC, a Delaware limited liability company

Dividend Trust Portfolio JV LC, a Delaware limited partnership

Dividend Trust REIT Sub, a Maryland statutory trust

DT Ahwatukee Foothills LLC, a Delaware limited liability company

DT Ashley Crossing LLC, a Delaware limited liability company

DT Brookside LLC, a Delaware limited liability company

DT Commonwealth Center II LLC, a Delaware limited liability company

DT Connecticut Commons LLC, a Delaware limited liability company

DT Independence Commons LLC, a Delaware limited liability company

DT Mezz Borrower 1 LLC, a Delaware limited liability company

DT Mezz Borrower 2 LLC, a Delaware limited liability company

DT NC Holdings LLC, a Delaware limited liability company

DT Poyner Place LP, a Delaware limited partnership

DT Prado LLC, a Delaware limited liability company

DT Route 22 Retail LLC, a Delaware limited liability company

DT University Centre LP, a Delaware limited partnership

DT University Centre Outparcel LP, a Delaware limited partnership

Easton Market Limited Liability Company, a Delaware limited liability company

EMOP LLC, a Delaware limited liability company

Energy Management Development Services LLC, a Delaware limited liability company

FT. Collins Partners I, LLC, a Colorado limited liability company

GS Brentwood LLC, a Delaware limited liability company

GS Centennial LLC, a Delaware limited liability company

GS DDR LLC, an Ohio limited liability company

GS II DDR LLC, an Ohio limited liability company

Hendon/Atlantic Rim Johns Creek, LLC, a Georgia limited liability company

Hermes Associates, a Utah general partnership

Hermes Associates, Ltd., a Utah limited partnership

Historic Van Ness LLC, a California limited liability company

JDN Development Company, Inc., a Delaware Corporation

JDN Development Company Holdings LLC, a Delaware limited liability company

JDN Development Investment, L.P., a Georgia limited partnership

JDN Development LP LLC, a Delaware limited liability company

JDN Hamilton GP LLC, a Delaware limited liability company

JDN Real Estate - Cumming, L.P., a Georgia limited partnership

JDN Real Estate - Freehold, L.P., a Georgia limited partnership

JDN Real Estate - Hamilton, L.P., a Georgia limited partnership

JDN Real Estate - Lakeland, L.P., a Georgia limited partnership

JDN Realty Corporation, a Maryland corporation

JDN Realty Holdings, L.P., a Georgia limited partnership

JDN Realty Investment, L.P., a Georgia limited partnership

JDN Realty LP LLC, a Delaware limited liability company

Lennox Town Center Limited, an Ohio limited liability company

Manatee Liquidating Holdco 2 LLC, a Delaware limited liability company

Merriam Town Center Ltd., an Ohio limited liability company

Mountain Vista Real Estate Opportunity Fund I, LLC, a Delaware limited liability company

MV Bloomfield LLC, a Delaware limited liability company

National Property Protection Company, a Vermont corporation

Parcel J-1B Limited Partnership, a Virginia limited partnership   (inactive but not dissolved)

PR II Deer Park Town Center LLC, a Delaware limited liability company

Retail Value Investment Program Limited Partnership IIIB, a Delaware limited partnership

Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership

SCC Addison Place LLC, a Delaware limited liability company

SCC Addison Canal Parcel LLC, a Delaware limited liability company

SCC Artesia LLC, a Delaware limited liability company

SCC Boca Raton Outparcel LLC, a Delaware limited liability company

SCC Crabapple LLC, a Delaware limited liability company

SCC Dividend Trust GP LLC, a Delaware limited liability company

SCC Dividend Trust LP LLC, a Delaware limited liability company

SCC DT TRS LLC, a Delaware limited liability company

SCC Emmet Street LLC, a Delaware limited liability company

SCC Emmet Street II LLC, a Delaware limited liability company

SCC Hammond Springs LLC, a Delaware limited liability company

SCC La Fiesta Square LP, a Delaware limited partnership

SCC Lafayette Mercantile LP, a Delaware limited partnership

SCC Market Square LLC, a Delaware limited liability company

SCC Paradise Village LLC, a Delaware limited liability company

SCC Pointe at Bridgeport LLC, a Delaware limited liability company

SCC Port Commons LLC, a Delaware limited liability company

SCC Portland Bridgeport LLC, a Delaware limited liability company

SCC Portland Cosmopolitan LLC, a Delaware limited liability company

SCC Portland Encore LLC, a Delaware limited liability company

SCC Portland Lexis LLC, a Delaware limited liability company

SCC Portland Metropolitan LLC, a Delaware limited liability company

SCC Portland Park Place LLC, a Delaware limited liability company

SCC Portland Pinnacle LLC, a Delaware limited liability company

SCC Portland Riverstone LLC, a Delaware limited liability company

SCC Portland Streetcar Lofts LLC, a Delaware limited liability company

SCC Portland Tanner LLC, a Delaware limited liability company

SCC-SAU Myrtle Beach Carolina Forest Outparcel, L.L.C., a Delaware limited liability company

SCC Shops at Boca Center LLC, a Delaware limited liability company

SCC Southtown Center LLC, a Delaware limited liability company

SCC Vintage Plaza LP, a Delaware limited partnership

Shea and Tatum Associates Limited Partnership, an Arizona limited partnership

ShoreSales LLC, a Delaware limited liability company

S&T Property LLC, a Delaware limited liability company

Sun Center Limited, an Ohio limited liability company

USAA Income Properties IV Trust, a trust organized and existing in Massachusetts